Exhibit 10.2

REVOLVING NOTE

$41,504,855.00	Dallas, Texas	May 15, 2019

FOR VALUE RECEIVED, the undersigned (“Borrower”), hereby promises to pay to KEYBANK NATIONAL ASSOCIATION, a national banking association or registered assigns (“Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to Borrower under that certain Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Borrower, the lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent (in such capacity, herein so called).

Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Revolving Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Amounts borrowed hereunder and repaid may be reborrowed in accordance with the applicable provisions of the Agreement. This Note is unsecured. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

REVOLVING NOTE (KeyBank National Association)	Page 1

BORROWER:
CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability company, General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, Managing Member

		By:	/s/ Brett S. Bryant
Brett S. Bryant, Vice President

STATE OF GEORGIA	)
:
COUNTY OF GWINNETT	)

This instrument was acknowledged before me this 25th day of April, 2019, by Brett S. Bryant, Vice President of CNL Healthcare Properties, Inc., a Maryland corporation, the Managing Member of CHP GP, LLC, a Delaware limited liability company, the General Partner of CHP PARTNERS, LP, a Delaware limited partnership, on behalf of said partnership.

X Personally known
______ Produced Identification
Type and # of ID_________________	(Seal)
Terri P. Hill
Gwinnett County GA
Commission Expires:
May 4, 2020

/s/ Terri P. Hill
(Signature of Notary)

Terry P. Hill
(Name of Notary Typed, Stamped, or Printed) Notary Public, State of Georgia

REVOLVING NOTE (KeyBank National Association)	Page 2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made by
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REVOLVING NOTE (KeyBank National Association)	Page 3